UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2025

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Other Events
On September 30, 2025, the Board of Directors (the “Board”) of TriNet Group, Inc. (the “Company”) appointed Janet Kennedy and Madhu Ranganathan as directors to fill two vacancies on the Board, with immediate effect. Ms. Kennedy will serve as a Class I Director, and as such will serve until the Company’s 2027 Annual General Meeting of Stockholders and until her successor is duly elected and qualified, or until her services cease sooner in the event of her earlier death, resignation, or removal. Ms. Ranganathan will serve as a Class II Director, and as such will serve until the Company’s 2028 Annual General Meeting of Stockholders and until her successor is duly elected and qualified, or until her services cease sooner in the event of her earlier death, resignation, or removal.
There is no arrangement or understanding between either of Mses. Kennedy or Ranganathan, on the one hand, and any other persons, on the other hand, pursuant to which Mses. Kennedy or Ranganathan was selected as a director. The Board has determined that each of Mses. Kennedy and Ranganathan is independent within the meaning of the listing standards of the New York Stock Exchange.
Each of Mses. Kennedy and Ranganathan will receive compensation for her service on the Board in accordance with the Board’s Amended and Restated Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”), as described in the definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2025. Each of Mses. Kennedy and Ranganathan is expected to enter into the Company’s standard form of indemnification agreement.
A copy of the press release announcing Mses. Kennedy's and Ranganathan's appointment to the Board is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated September 30, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated September 30, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	September 30, 2025	By:	/s/ Sidney Majalya
Sidney Majalya
Senior Vice President, Chief Legal Officer and Secretary